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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           October 26, 1999
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               International Telecommunication Data Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-21519                                                  06-1295986
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    (Commission File Number)                 (IRS Employer Identification No.)


225 High Ridge Road, Stamford, Connecticut                 06905
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    (Address of principal executive offices)                  (Zip Code)

                                 (203) 329-3300
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               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name of Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         This Current Report on Form 8-K is being filed by International Telecommunication Data Systems, Inc. ("ITDS"), a Delaware corporation, to identify certain factors which may affect future operating results of ITDS. These factors have been written in plain English to comply with Securities Act Release No. 33-7497 (January 28, 1998). Certain information contained in filings made by ITDS with the Securities and Exchange Commission may include "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Certain risks and uncertainties, including without limitation those discussed below under the heading "Factors Affecting Future Operating Results," as well as other factors identified from time to time may cause ITDS' actual results to differ materially from these projected. ITDS assumes no obligation to update these forward-looking statements.

FACTORS AFFECTING FUTURE OPERATING RESULTS

         OUR BUSINESS IS HIGHLY DEPENDENT ON A LIMITED NUMBER OF SIGNIFICANT CUSTOMERS

         Our two largest customers, Nextel and Western Wireless, represented
30.2 % and 11.9 %, respectively, of our 1998 revenues. In January of 1998, we acquired Intelicom, a subsidiary of Computer Sciences Corporation and a provider of billing and customer care software. As a result of this acquisition, we acquired several new customers with substantially larger subscriber bases than our then existing customers. Some of these new customers may represent more than 10 percent of our revenues in the future. We have long-term contracts, ranging from two to five years, with all of our significant customers. However, our relationships with our largest customers have existed only since January 1998, as a result of our acquisition of Intelicom. Any of these customers may not renew their contracts with us at the end of the contract term. For example, in May of 1999, VoiceStream, a subsidiary of Western Wireless, became a separate legal entity. Although we currently have contracts with both Western Wireless and VoiceStream, Western Wireless has notified us that it will not renew its contract, and we cannot assure you that VoiceStream will renew its contract. VoiceStream has recently announced it will acquire Omnipoint, another significant customer. If we lose VoiceStream, we will also lose Omnipoint as a customer. We also have reason to believe that Nextel is actively exloring alternative billing and customer care solutions, and we cannot assure you that Nextel will renew its contract with us. In addition, Southwest Company, which represented 5.9% of our 1998 revenues, ended its relationship with us in June of 1999, and Dobson, which also represented 5.9% of our 1998 revenues, will be off our system by the end of 1999.

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         Our customers may also seek to terminate their contracts on the basis of alleged contractual defaults or other grounds. In addition, certain of our contracts do not require customers to make any minimum purchases. Loss of all or a significant part of the business of any of our significant customers would materially adversely affect our business, financial condition and results of operations. Additionally, if a third party acquires one of our significant customers, we could lose that customer, which could have a material adverse effect on our business, financial condition and results of operations.

         OUR QUARTERLY OPERATING RESULTS MAY FLUCTUATE

         Our quarterly revenues and operating results may fluctuate due to a number of factors, including:

-        variations in the timing, size and nature of our contracts;

- long sales cycles typically associated with large customers, which require us to invest substantially in the conversion process prior to payment by the customer;

-        the hiring of additional staff;

-        seasonal variations in cellular telephone subscriptions;

- the timing of the introduction and the market acceptance of new products or product enhancements by our competitors or us;

-        changes in our operating expenses;

-        fluctuations in economic and financial market conditions;

-        loss of customers, which affects processing and development revenue;

- contract renegotiations, which often require us to lower the price of the existing contract;

-        the cost to convert existing customers to XCEDE; and

- the nature of development revenue, which often depends upon the customer's desire and ability to develop a modification in a timely manner.


         THE SKILLED EMPLOYEES THAT WE NEED MAY BE DIFFICULT TO HIRE AND RETAIN, AND SEVERAL KEY EMPLOYEES JOINED US ONLY RECENTLY

         Our future depends substantially on the performance of our executive officers and key employees, and upon our ability to recruit, retain and motivate highly skilled personnel. Competition for such personnel is, and is likely to remain, intense. We may not attract, assimilate or retain highly skilled personnel in the future, and any inability to do so could adversely impact our ability to manage and complete our existing projects and to compete for new customer contracts. In addition, two members of our senior management team joined us only recently. For example, Susan L. Yezzi joined us in late 1997 and became our Chief Operating Officer in February of 1999. In May of 1999, we hired Michael P. Neuscheler as our Chief Financial Officer to replace Paul K. Kothari, who served in that capacity from February 1998 to February 1999.

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         FUNDAMENTAL CHANGES IN THE TELECOMMUNICATIONS MARKET COULD REDUCE
         DEMAND FOR OUR SYSTEMS

         Over the last decade, the market for telecommunications services has been characterized by rapid technological developments, evolving industry standards, dramatic changes in the regulatory environment and frequent new product introductions. Our success will depend upon our ability to enhance our existing products and services and to introduce new products and services which will respond to these market requirements as they evolve. To date, substantially all of our revenues are attributable to wireless customers, many of whom are expanding their product offerings in the face of competition. While we believe that our current systems and services will also permit us to attract customers in other segments of the telecommunications services industry, we may be unable to do so. In addition, technologies, services or standards may be developed which could require significant changes in our business model, development of new products, or provision of additional services, at substantial cost. These developments may also introduce additional competitors into the marketplace. If the overall market for telecommunications services fails to evolve and converge in the manner we contemplated or grows more slowly than we anticipated, or if our products and services fail in any respect to achieve market acceptance, there could be a material adverse effect on our business, financial condition and results of operations.

         XCEDE MAY NOT BE COMMERCIALLY SUCCESSFUL

         We have devoted substantial development and marketing efforts to complete and promote XCEDE, our newest billing and customer care product. We have recently introduced XCEDE commercially, and it is currently running in systems of some of our smaller customers. We cannot assure you that XCEDE will perform in accordance with customer expectations or that we will be able to develop the enhancements necessary to make XCEDE scalable to larger customers such as Nextel and VoiceStream. Any unanticipated program development on the XCEDE system could result in substantial costs to us and could delay our commercial introduction of the product to our larger customers. Such costs or delays could have a material adverse effect on our business, financial condition and results of operations.

         CONSOLIDATION IN OUR INDUSTRY HAS INCREASED COMPETITION

         There has been a tremendous amount of business consolidation within the wireless telecommunications industry. For example, Omnipoint and VoiceStream recently announced their intent to merge. As a result of this consolidation, there are fewer wireless customers requiring the services of billing and customer care providers, which has increased the

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level of competition in the industry. In addition, these consolidated wireless companies have strengthened their purchasing power, putting pressure on reducing prices and challenging margin levels, and they strive to streamline their operations as they bring multiple billing systems onto one system, reducing the number of vendors needed. Although we have sought to address this situation by continuing to market our products and services to new customers, entering into contracts with terms of up to five years to protect the current price and margin levels and working with existing customers to provide the services required to remain competitive in the marketplace, we may lose significant customers as a result of industry consolidation.


         WE MUST CONTINUALLY ENHANCE OUR PRODUCTS TO REMAIN COMPETITIVE

         We believe that our future success depends partly upon our ability to enhance our current products and services and develop new products and services that address the increasingly complex needs of our customers. In addition, if a third party introduces new products or services, our existing products and services could become obsolete or unmarketable. Two significant factors in remaining competitive include our ability to (1) anticipate changes in technology and (2) develop and introduce successfully new or enhanced products incorporating such technology on a timely basis. We may be unable to develop successfully new or enhanced products or services on a timely basis or manage successfully transitions from one product release to the next. Failure to introduce new enhancements on a timely basis could materially adversely affect our business, financial condition and results of operations, and significantly limit our ability to expand our sales activities.

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         UNDETECTED BUGS IN OUR SOFTWARE COULD ADVERSELY AFFECT THE PERFORMANCE
         OF OUR SOFTWARE AND DEMAND FOR OUR PRODUCTS

         Our software products could contain errors or "bugs" that we have been unable to detect which could adversely affect their performance and reduce demand for our products. Additionally, we regularly introduce new releases and periodically introduce new versions of our software products. Any defects or errors in new products or enhancements could result in adverse customer reactions and negative publicity regarding ITDS and our products and could have a material adverse effect on our business, operating results and financial condition.

         IF WE CANNOT COMPETE SUCCESSFULLY WITH EXISTING OR NEW COMPETITORS OUR BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED

         The market for billing, customer care and management information systems for the telecommunications services industry is highly competitive, and we expect this competition to increase. We compete with independent providers of transactional systems and services, with internal billing departments of telecommunications services providers and with the billing services of management consulting companies. We anticipate continued growth and competition in the telecommunications services industry and, consequently, the emergence of new competitors into our market. Growing competition may result in price reductions of our products, reduced revenues and gross margins and a loss of market share.

         In addition, we believe our ability to compete successfully will depend partly on a number of factors beyond our control, including:

         - the development by others of software that is competitive with our products and services;

         - the price at which others offer comparable products and services;

         -        the responsiveness of our competitors to customer needs;

         - the ability of our competitors to hire, retain and motivate key personnel; and

         - consolidation within the industry: as potential customers increase in size, they require systems with larger capabilities than those of the existing XCEDE product.

         Many of our current and potential future competitors have significant financial, technical and marketing resources and have greater name recognition than we do. In addition, current and potential competitors have established, or may establish, commercial relationships or joint ventures with third parties. As a result, our competitors may adapt more quickly to new or emerging technologies and changes in

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customer requirements and devote greater resources to promoting and selling products than we do.

         TO DATE, MOST OF OUR REVENUES ARE IN THE WIRELESS TELEPHONE INDUSTRY

         We have designed our products to work with a variety of current and future technologies. However, to date, we have generated almost all of our revenues from sales to service providers in the wireless telephone industry. Our revenues could decrease if the number of wireless service subscribers that our customers serve decreases. Although the number of wireless subscribers has increased substantially in the past, such growth may not continue. In addition, according to industry reports, the average monthly bill per subscriber has decreased in recent years. As a result, we may experience increased price competition among billing service providers. Any adverse development in the wireless telephone industry could materially affect our business, financial condition and results of operations.

         WE MAY BE UNABLE TO PROTECT OUR PROPRIETARY TECHNOLOGY

         Our success depends in large part on our proprietary software technology. We rely on trademark, copyright and trade secret laws, employee and third-party non-disclosure agreements and other methods to protect our proprietary rights. There can be no assurance that employees, consultants and others who develop our software will not breach our agreements, that we will have adequate remedies for any breach, or that our competitors will not otherwise discover or independently develop our trade secrets. Our efforts to protect our rights through trademark and copyright laws may not prevent others from developing and designing products or technology similar to or competitive with those we develop. Resorting to legal proceedings to enforce our intellectual rights could be burdensome and expensive and could involve a high degree of risk.

         Our future success will depend in part on our continued ability to obtain and use licensed technology that is important to certain features of our products. The inability to continue to obtain or use such technology could have a material adverse effect on our business, financial condition and operating results.



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         CLAIMS BY OTHERS THAT WE INFRINGE THEIR PROPRIETARY TECHNOLOGY COULD
         HARM OUR BUSINESS

         The computer technology industry is characterized by frequent and substantial intellectual property litigation. To date, we have not received any notices from third parties alleging infringement claims. However, third parties may in the future claim that our current or future products or technologies infringe their proprietary rights. Any infringement claim could cause us to incur substantial costs defending against the claim, even if the claim is invalid, and could distract our management from our business. A party making an infringement claim could secure a judgment that requires us to pay substantial damages. A judgment could also include an injunction or other court order that could prevent us from selling our products. Any of these events could seriously harm our business.

         THE GOVERNMENT REGULATES OUR EXISTING AND POTENTIAL CUSTOMERS

         Although our business is currently not subject to government regulation, our existing and potential customers are subject to extensive regulation. Changes in regulation which adversely affect our current and potential customers could materially affect our business, financial condition and results of operations.


         "YEAR 2000 ISSUES" MAY DISRUPT OUR OPERATIONS

         The year 2000 computer issue creates a variety of risks for us. The year 2000 computer problem refers to the potential for system and processing failures of date-related data as a result of computer-controlled systems using two digits rather than four to define the applicable year. For example, computer programs that have time-sensitive software may recognize a date represented as "00" as the year 1900 rather than the year 2000. Unless corrected, this, as well as other date-related processing issues, may result in a system failure or miscalculation causing disruptions of operations, including, among other things, total failure of mass systems that depend on computers such as electricity, telephone networks and banking systems.

         We have established a Year 2000 task force. Through September 30, 1999, we have incurred approximately $4.2 million in costs for becoming Year 2000 ready. Although we do not expect the cost to have a material adverse effect on our business or results of operations, we might incur significant unanticipated costs in relation to our readiness obligations.

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         We have provided many of our customers with Year 2000 upgrades and replacements of our software. However, there can be no assurance that our customers will accept and install these upgrades and replacements in a timely manner. The customers for whom we did not provide upgrades have assured us they will stop running on our system by the end of this year; however, we cannot assure you this will occur. In addition, we rely on third parties for our infrastructure, operating systems, human resources, financial and supporting billing and customer care software, some of which are not yet Year 2000 compliant. Although we are in the process of obtaining assurances from third parties that their systems are or will be by Year 2000 compliant in a timely manner, failure of third parties to provide Year 2000 compliant software products could have a material adverse effect on our financial condition and results of operations.

         THE MARKET PRICE OF OUR SHARES OF COMMON STOCK MAY FLUCTUATE WIDELY

         Our shares of common stock have been listed on the Nasdaq National Market since October 1996. The market price of our shares of common stock could fluctuate greatly in response to:

         -        quarterly fluctuations in operating results;
         - announcements of technological innovations or new products by us or our competitors;
         - introduction of new products or new pricing policies by us or our competitors;
         -        trends in the telecommunications industry;
         -        changes in financial estimates by securities analysts; and
         -        fluctuations in economic and financial market conditions.

         In addition, the stock market experiences significant price and volume fluctuations that have particularly affected the market price of equity securities of many high technology companies. Often such fluctuations have been unrelated to the operating performance of the specific companies. In the past, following periods of volatility in the market price of a company's securities, stockholders have instituted class action litigation against the company that issued the stock. If any of our stockholders brought such a lawsuit against us, we could incur substantial costs in our defense. Additionally, the lawsuit could divert management's attention and resources, which would materially adversely affect our business, financial condition and results of operations.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 26, 1999                    INTERNATIONAL
                                          TELECOMMUNICATION DATA
                                          SYSTEMS, INC.



                                          By: /s/ Peter L. Masanotti
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                                                Peter L. Masanotti
                                                Executive Vice President